Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund,

each a series of Virtus Opportunities Trust

Supplement dated June 11, 2009 to the

Asset Allocation Funds Prospectus dated January 31, 2009

IMPORTANT NOTICE TO INVESTORS OF WEALTH BUILDER FUND AND WEALTH GUARDIAN FUND

On June 3, 2009, the Board of Trustees for the Funds approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on August 20, 2009, the proposals described below. Additional information about these proposals and the impact to the Funds and their shareholders if approved will be distributed to shareholders of the Funds in the form of a Proxy Statement.

WEALTH BUILDER FUND

1.	Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”) and F-Squared Investments, Inc. (“Subadviser” or “F-Squared”).

As Subadviser, F-Squared will provide the Adviser a model portfolio monthly based on its AlphaSectorSM Rotation Index. The Adviser will continue to serve as the Fund’s investment adviser and will be responsible for final portfolio allocation decisions and for placing all transactions to achieve the model portfolio.

The Fund will pay no fee directly to F-Squared as the Subadviser. Under the Subadvisory Agreement, the fee to be paid to the Subadviser is 0.20% of the average daily net assets of the Fund. If approved, the Subadvisory Agreement would have an initial term through December 31, 2010. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund’s Trustees, including a majority of the Disinterested Trustees.

Information about F-Squared

F-Squared Investments, Inc. is located at 16 Laurel Avenue, Suite 150, Wellesley, Massachusetts 02481. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and was founded in 2006 as a private corporation. The Subadviser provides investment management and advisory services to various institutional and separately managed accounts. As of May 31, 2009, the Subadviser had $80 million of assets under management.

2.	Approve a proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements under certain circumstances without shareholder approval. If this proposal is approved, the Fund will be able to avoid the expense of, and delays associated with, proxy solicitations for certain subadviser changes determined by the Board of Trustees to be in the best interest of shareholders.

WEALTH BUILDER FUND AND WEALTH GUARDIAN FUND

3.	Approve an Amendment to the Investment Advisory Agreement between VIA and the Trust on behalf of the Funds.

As Adviser, VIA intends to delegate certain of its investment management duties to F-Squared as Subadviser to the Wealth Builder Fund (subject to shareholder approval) and the Wealth Guardian Fund (no shareholder approval required). Since this action would both change VIA’s duties with respect to these Funds and require VIA to pay the applicable subadvisory fees, VIA is seeking to modify its fees under the Investment Advisory Agreement to compensate it for the subsequent fee payments to the Subadviser and for certain other responsibilities it will assume (allocation decisions, trading, oversight of the Subadviser, etc.) following the hiring of F-Squared as Subadviser. The Board has approved increasing the investment advisory fee to 0.45% applied to each of the Funds’ assets; the current fee for each of the Funds is 0.10%.

For more information on these proposals, please refer to the Funds’ Proxy Statement as filed by Virtus Opportunities Trust with the Securities and Exchange Commission (“SEC”) on June 11, 2009 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8007/WB&WG AddSA (6/09)